VOTING AND SUPPORT AGREEMENT THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”), dated as of December 16, 2025, is entered into by and among Community West Bancshares, a California corporation (“Parent”), each of the shareholders of United Security Bancshares, a California corporation (the “Company”), identified in Exhibit A to this Agreement (each, a “Shareholder”), and solely for the purposes of Article 4 hereof, each individual identified as a “Spouse” in Exhibit A to this Agreement (each, a “Spouse”; it being understood that if such Spouse is an owner or a joint owner or co-owner of some or all of the shares of Company Common Stock (“Shares”), such Spouse is also a party hereto in his or her capacity as a Shareholder). WHEREAS, in order to induce Parent to enter into that certain Agreement and Plan of Merger, dated as of the date hereof, with the Company (as amended from time to time, the “Merger Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement), Parent required that each Shareholder and each Spouse enter into this Agreement; WHEREAS, pursuant to the Merger Agreement, the Company will be merged with and into Parent, with Parent as the surviving entity of such merger (the “Merger”), and at the Effective Time, each outstanding Share shall be converted into the right to receive the Per Share Merger Consideration on the terms and conditions set forth in the Merger Agreement; WHEREAS, as of the date hereof, each Shareholder beneficially owns the number of Shares set forth opposite his, her or its name on Exhibit A to this Agreement; and WHEREAS, each Shareholder wishes to vote in favor of the approval of the Merger Agreement and any actions related thereto. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and intending to be legally bound, the parties agree as follows: ARTICLE 1 VOTING AGREEMENT Section 1.01. Consent to Support the Merger; Voting Agreement. Each Shareholder hereby agrees (a) with respect to all Shares that the Shareholder is entitled to vote at the time of any relevant vote or action by written consent, to vote or exercise such Shareholder’s right to consent to approve the Merger, the Merger Agreement and any actions related thereto; and (b) that it will not vote any Shares in favor of, or consent to, and will vote against and not consent to, the approval of any Company Takeover Proposal, any Company Acquisition Agreement or any action or transaction in furtherance thereof. Section 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to the Shares to the extent inconsistent herewith. By entering into this Agreement, each Shareholder hereby irrevocably grants a proxy appointing Parent as the Shareholder’s attorney-in- fact and proxy, with full power of substitution, for and in the Shareholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by Section 1.01 above as Parent or its proxy or substitute shall, in Parent’s sole discretion, deem proper with respect to the Shares. Each Shareholder hereby acknowledges and agrees that (a) such proxy (i) is coupled with an interest; (ii) constitutes, among other things, an inducement for Parent to enter into the Merger Agreement; (iii) is irrevocable; and (iv) shall not be terminated by operation of law or otherwise upon the occurrence of any event (other than on termination of this Agreement as provided in Section 4.04(c)

2 hereof); and (b) that no subsequent proxies with respect to the Shares shall be given with respect to the matters contemplated by Section 1.01 above (and if given shall not be effective). Section 1.03. Other Capacities. If any Shareholder is an officer or director of the Company, nothing in this Agreement shall be deemed to apply to, or to limit in any manner, the discretion of such Shareholder with respect to any action to be taken (or omitted) by such Shareholder in his or her fiduciary capacity as an officer or director of the Company; provided that the obligations, covenants and agreements of such Shareholder contained in this Agreement are separate and apart from such Shareholder’s fiduciary duties as an officer or director of the Company, and neither any fiduciary obligation that such Shareholder may have as a director or officer of the Company nor the occurrence of a Company Adverse Recommendation Change shall countermand the obligations, covenants and agreements of such Shareholder, solely in his or her capacity as a shareholder of the Company, contained in this Agreement. ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS Each Shareholder represents and warrants to Parent that, as of the date hereof and as of the Effective Time: Section 2.01. Organization; Authorization. If the Shareholder is not an individual, the Shareholder is an entity that has been duly organized, is validly existing and is in good standing under the laws of its jurisdiction of organization. The execution, delivery and performance by the Shareholder (and, if applicable, such Shareholder’s Spouse) of this Agreement and the consummation by the Shareholder (and, if applicable, such Shareholder’s Spouse) of the transactions contemplated hereby are within the powers of the Shareholder (and, if applicable, such Shareholder’s Spouse) and have been duly authorized by all necessary action. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform this Agreement. This Agreement constitutes a valid and binding Agreement of such Shareholder (and, if applicable, such Shareholder’s Spouse), enforceable against such Shareholder (and, if applicable, such Shareholder’s Spouse) in accordance with its terms. Section 2.02. Noncontravention. The execution, delivery and performance by such Shareholder (and, if applicable, such Shareholder’s Spouse) of this Agreement and the consummation of the transactions contemplated hereby does not (a) in the case of a Shareholder that is not an individual, violate the certificate of formation or bylaws, instrument of trust, partnership agreement, operating agreement or other formation or governing documents of such Shareholder; (b) violate any Legal Requirement; or (c) require any consent (other than any that have been obtained prior to the date hereof) or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Shareholder or any such Shareholder’s Affiliates (or, if applicable, such Shareholder’s Spouse) is entitled under any provision of any agreement or other instrument binding on Shareholder or any such Shareholder’s Affiliates (or, if applicable, such Shareholder’s Spouse). Section 2.03. Governmental Authorization. The execution, delivery and performance of this Agreement by such Shareholder (and, if applicable, such Shareholder’s Spouse) and the consummation of the transactions contemplated hereby does not require any action by or in respect of, or filing with, any Regulatory Authority. Section 2.04. Litigation. There is no action, suit, investigation or proceeding pending against or, to such Shareholder’s knowledge, threatened against or affecting such Shareholder (or, if applicable, such

3 Shareholder’s Spouse) which in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. Section 2.05. Informed Consent. Each Shareholder (a) has received and reviewed a copy of this Agreement and the Merger Agreement; (b) has been given the opportunity to ask such questions of the Company and its representatives, and obtain such information from the Company, as such Shareholder wishes to so ask or obtain; and (c) has had an opportunity to obtain the advice of counsel prior to executing this Agreement. Section 2.06. Ownership of Shares. Such Shareholder is the record and beneficial owner of his, her or its Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of such Shareholder’s Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares. Section 2.07. Total Shares. Except as set forth opposite such Shareholder’s name in Exhibit A to this Agreement, such Shareholder does not beneficially own any (a) shares of capital stock or voting securities of the Company or any Company Subsidiary; (b) securities of the Company or any Company Subsidiary convertible into or exchangeable for shares of capital stock or voting securities of the Company or any Company Subsidiary, as applicable; or (c) options or other rights to acquire from the Company or any Company Subsidiary any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or any Company Subsidiary, as applicable. Section 2.08. Finder’s Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, the Company or any Company Subsidiary in respect of this Agreement or the Merger Agreement based upon any arrangement or agreement made by or on behalf of such Shareholder. Section 2.09. Residence; Spouse. If the Shareholder is an individual, then such Shareholder’s residence (and the residence of such Shareholder’s Spouse, if any) is set forth opposite such Shareholder’s name in Exhibit A hereto. If the Shareholder is not an individual, then such Shareholder’s location in which it is based is set forth opposite such Shareholder’s name on Exhibit A hereto. If the Shareholder is an individual, either (a) the Shareholder’s Spouse is identified on Exhibit A hereto, such Spouse has duly executed and delivered a counterpart of this Agreement, and this Agreement constitutes a valid and binding Agreement of such Spouse; or (b) the Shareholder does not have a Spouse. ARTICLE 3 COVENANTS OF SHAREHOLDERS Each Shareholder hereby covenants and agrees that: Section 3.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, such Shareholder shall not, without the prior written consent of Parent, directly or indirectly, (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares; or (b) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement. Shareholder shall not seek or solicit any such sale, assignment, transfer, encumbrance or other disposition or any such contract, option or other arrangement or understanding and agrees to notify Parent promptly, and to provide all details requested by Parent, if Shareholder shall be approached or solicited, directly or indirectly, by any Person with respect to any of the foregoing. In no event shall the foregoing, or

4 anything in this Agreement to the contrary, affect, restrict or otherwise limit Shareholder’s ability to directly or indirectly acquire additional Shares after the date hereof provided that any such additional Shares shall be subject to this Agreement and the restrictions, limitations and obligations of Shareholder pursuant hereto. Section 3.02. Other Offers. Such Shareholder shall not, directly or indirectly, and shall not authorize any other person to (a) take any action to solicit or initiate any Company Takeover Proposal; (b) engage in negotiations with, or disclose any nonpublic information relating to the Company or any Company Subsidiary or afford access to the properties, books or records of the Company or any Company Subsidiary to, any Person that may be considering making, or has made, a Company Takeover Proposal or has agreed to endorse a Company Takeover Proposal; or (c) enter into any agreement relating to a Company Takeover Proposal. Such Shareholder will promptly notify Parent after receipt of a Company Takeover Proposal or any request for nonpublic information relating to the Company or any Company Subsidiary or for access to the properties, books or records of the Company or any Company Subsidiary by any Person that may be considering making, or has made, a Company Takeover Proposal and will keep Parent informed of the status and details of any such Company Takeover Proposal, indication or request. Section 3.03. Dissenters’ Rights. The Shareholder hereby irrevocably waives (on behalf of itself and each of its Affiliates), any and all claims and/or causes of action (derivative or otherwise) and any rights of appraisal or rights to dissent from the Merger that Shareholder or any such Affiliate may have, either currently or in the future, against the Company or any of the Company’s former or current officers, directors, shareholders, affiliates, employees and agents (the “Company Persons”) resulting from, or arising in connection with, any act or omission by any Company Person directly in connection with the Merger Agreement or the consummation of the Merger, the negotiation of the terms thereof and/or the other agreements, documents and instruments to be executed in connection therewith. Section 3.04. Confidential Information. During the term of this Agreement, the Shareholder will maintain the confidentiality of and will not use or disclose any confidential information of Parent, the Company or any of their respective subsidiaries obtained by the Shareholder or his, her or its affiliates while a shareholder of the Company or serving as a director, officer, or employee of the Company or any of its subsidiaries. For purposes of this Agreement, “confidential information” means any information and material of or relating to Parent or the Company or any of their respective subsidiaries, including proprietary information and trade secrets, and any and all information disclosed to or known by the Shareholder or its affiliates as a consequence of any such person’s employment, services or status as a director, officer, or employee of the Company or any of its subsidiaries, but does not include (a) information that is or becomes generally available to the public other than as a result of an unauthorized disclosure; (b) information that was in the Shareholder’s possession on a non-confidential basis prior to the Shareholder serving as a director, officer or employee of the Company or its subsidiaries, or information received by the Shareholder from another individual without any limitations on disclosure, but only if the Shareholder had no reason to believe that the other individual was prohibited from using or disclosing such information by a contractual or fiduciary obligation; or (c) information that was independently developed by the Shareholder without use of or reference to any confidential information of Parent, the Company or their respective subsidiaries. If the Shareholder is required by any governmental authority (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process), to disclose any confidential information, the Shareholder will provide Parent with prompt notice of any such requirement and will provide, at Parent’s expense, such reasonable cooperation as Parent may request so that Parent may seek a protective order or other appropriate remedy. If, in the absence of a protective order or other remedy or the receipt of a written waiver from Parent, the Shareholder is nonetheless legally compelled to disclose confidential information to any governmental authority, the Shareholder may, without liability hereunder,

5 disclose to such governmental authority only that portion of confidential information which is legally required to be disclosed; provided, that the Shareholder exercises reasonable efforts to preserve the confidentiality of such confidential information, including, without limitation, by reasonably cooperating with Parent, at its expense, to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to such confidential information by such governmental authority. Nothing in this Agreement prohibits Shareholder from reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, and any agency Inspector General, or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation. The Shareholder does not need the prior authorization of Parent to make any such reports or disclosures, and the Shareholder is not required to notify the Company that the Shareholder has made such reports or disclosures. ARTICLE 4 MISCELLANEOUS Section 4.01. Waiver of Community Property Rights. Each Spouse agrees not to assert or enforce, and does hereby waive, any marital interest such Spouse may acquire with respect to the voting of the Shares by virtue of such Spouse’s marriage to a Shareholder, including without limitation any rights granted under any community property statute which would adversely affect any of the covenants made by a Shareholder pursuant to this Agreement; provided that such Spouse shall not be prohibited from asserting any rights such Spouse may have against the portion of the aggregate Per Share Merger Consideration received by a Shareholder in exchange for his or her Shares. Each Spouse acknowledges receipt and review of this Agreement and that such Spouse has had the opportunity to review the Merger Agreement. Section 4.02. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given, if to Parent, to: Community West Bancshares 7100 N. Financial Drive, Suite 101 Fresno, California 93720 Telephone: (559) 298-1775 Attention: James J. Kim Email: James.Kim@communitywestbank.com with a copy to: Otteson Shapiro LLP 7979 East Tufts Avenue, Suite 1600 Denver, Colorado 80237 Attention: Christian E. Otteson Email: ceo@os.law if to a Shareholder or a Spouse, to the address or email set forth for such Person on Exhibit A, or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed given (a) when received if given in person; (b) on the date of electronic confirmation of receipt if sent by electronic mail; (c) three Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid; or (d) one Business Day after being deposited with a reputable overnight courier. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

6 Section 4.03. Further Assurances. Each Shareholder and each Spouse will execute and deliver, or cause to be executed and delivered, all further documents and instruments, and use his, her or its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the transactions contemplated by this Agreement. Section 4.04. Amendments and Waivers; Termination. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. (c) This Agreement shall terminate upon the termination of the Merger Agreement; provided, however, if the Merger Agreement was terminated (i) by Parent pursuant to Section 10.1(c) of the Merger Agreement; or (ii) by Parent or Company pursuant to Sections 10.1(d) or (e) and, with respect to any termination pursuant to Sections 10.1(d) or (e), such termination resulted from a breach by Company of any representation, warranty, covenant or agreement in the Merger Agreement, then this Agreement shall terminate on the date that is 12 months after the termination of the Merger Agreement. Upon termination, no party shall have any further obligations or liabilities under this Agreement. (d) In addition, notwithstanding anything in this Article 4, this Agreement shall be null and void and have no force and effect with respect to any given Shareholder if, without the prior written consent of such Shareholder, there has been a modification or amendment to the Merger Agreement or any of the agreements or transactions contemplated thereby that (i) reduces the amount of consideration or the form of consideration to be received by, such Shareholder; or (ii) adversely affects the tax consequences of such Shareholder’s receipt of consideration under the Merger Agreement in its present form. Section 4.05. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense. Section 4.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent. Section 4.07. Governing Law; Venue. (a) This Agreement and any claim or dispute arising hereunder or in connection herewith shall be governed by and construed in accordance with the law of the State of California, without regard to its conflicts of law rules. (b) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court sitting in Fresno County (the “California Courts”), and solely in connection with claims

7 arising under this Agreement, each party (i) irrevocably submits to the exclusive jurisdiction of the California Courts; (ii) waives any objection to laying venue in any such action or proceeding in the California Courts; (iii) waives any objection that the California Courts are an inconvenient forum or do not have jurisdiction over any party; and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 4.02. Section 4.08. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. Section 4.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto (including by electronic transmission or email of .pdf files). Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). Section 4.10. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement. Section 4.11. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible. Section 4.12. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled (without the requirement to post bond) to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. [Remainder of this page intentionally left blank]

[Signature Page to Voting and Support Agreement] IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written. Community West Bancshares By: /s/ James J. Kim Name: James J. Kim Title: Chief Executive Officer [Shareholder and Spouse Counterpart Signature Page to Follow]

[Shareholder and Spouse Signature Page to Voting and Support Agreement] SHAREHOLDER: Solely for the purposes of Article 4 hereof; it being understood that if such person is an owner or a joint owner or co-owner of some or all of the Shares, such person is also a party hereto in his or her capacity as a Shareholder: SPOUSE:

Exhibit A Shareholder Spouse Address & Email Shares Issued/Outstanding* Unvested RSU Options** * Includes vested and unvested RSA. ** Includes vested and unvested unexercised options.